NOTICE OF GUARANTEED DELIVERY
                                       For
                           MIDDLE AMERICAN TISSUE INC.
                                Offer to Exchange
             15% Series B Senior Secured Discount Notes due 2007 for
   any and all outstanding 15% Series A Senior Secured Discount Notes due 2007

     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of Middle American Tissue Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated __________, 2000 (the "Prospectus"), if certificates for the Company's outstanding 15% Series A Senior Secured Discount Notes due July 15, 2007 (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer-Procedures for Tendering Old Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

            Delivery To: The Chase Manhattan Bank, as Exchange Agent

By Mail or Hand/Overnight Delivery:              By Facsimile Transmission:
The Chase Manhattan Bank                      (For Eligible Institutions Only)
Corporate Trust Securities Window                  (212) 638-7380 or 7381
Room 234, North Building                           Confirm by Telephone:
55 Water Street                                Carlos Esteves:  (212) 638-0828
New York, New York 10041                                        (212) 638-0454

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, Such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal. Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures."

Principal Amount of Old Notes Tendered:*
----------------------- ---------------------------------------------
  Certificate Number      Principal Amount of Old Notes Tendered*
    (if available)
----------------------- ---------------------------------------------

----------------------- ---------------------------------------------

----------------------- ---------------------------------------------

----------------------- ---------------------------------------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof

Name(s) of Registered Holder(s): __        Area Code and Telephone No.: ________

___________________________________        If Old Notes will be
                                           delivered by book-entry
                                           transfer to DTC, check the box: |_|

___________________________________        DTC account No.: ____________________


--------------------------------------------------------------------------------
An authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------


                                PLEASE SIGN HERE

X ___________________________                  _________________________________


X ___________________________                  _________________________  , 2000
   Signature(s) of Owner(s)                               Date
   or Authorized Signatory

 Area Code and Telephone Number __

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

         Name(s): _______________________________________________________

         Capacity: ______________________________________________________

         Address(es): ___________________________________________________

         ________________________________________________________________

                                    GUARANTEE

     The undersigned, a firm or institution that is a member of the Medallion System, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures " section of the Prospectus, together with one or more properly completed and duly executed
Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date of the Exchange Offer.




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

____________________________________           _________________________________
             Name of Firm                            Authorized Signature

____________________________________           _________________________________
             Address                                                       Title


____________________________________           Name:____________________________
             Zip Code                                 (Please Type or Print)


Area Code and Tel. No.: ____________           Dated: ____________________, 2000

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.




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